Exhibit 10.23

AMENDMENT NO. 1 TO THE

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to the Registration Rights Agreement (“Amendment No. 1”) is entered into and made effective as of May 10, 2005, by and among TSG Holdings Corp., a Delaware corporation (the “Company”), Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership (“BRS Fund II”), The Sheridan Group Holdings (BRS), LLC (the “BRS LLC” and, together with BRS Fund II, the “BRS”), ING Furman Selz Investors III L.P., a Delaware limited partnership (“ING Furman Selz”), ING Barings Global Leveraged Equity Plan Ltd., a Bermuda corporation, (“ING Barings Global”), ING Barings U.S. Leveraged Equity Plan LLC, a Delaware limited liability company (“ING Barings U.S.”), The Sheridan Group Holdings (Jefferies), LLC (the “Jefferies LLC” and, together with ING Barings U.S., ING Furman Selz and ING Barings Global, the “Jefferies Funds”), and amends the Registration Rights Agreement, dated as of August 21, 2003, between the Company, BRS Fund II, ING Furman Selz, ING Baring Global, ING Baring U.S. and the other investors named therein (the “Agreement”).  Capitalized terms used but not defined herein shall have the same meanings given to such terms in the Agreement.

RECITALS

WHEREAS, the Agreement was entered into on August 21, 2003;

WHEREAS, BRS Fund II desires to transfer all of the shares of the Company’s Series A 10% Cumulative Compounding Preferred Stock, par value $.001 per share (the “Preferred Stock”), and all of the Company’s Common Stock, par value $.001 per share (the “Common Stock”), owned by it to the BRS LLC.

WHEREAS, each of ING Barings U.S., ING Furman Selz and ING Barings Global desire to transfer all of the shares of the Company’s Preferred Stock and Common Stock owned by it to the Jefferies LLC.

WHEREAS, the parties hereto wish to amend the Agreement in accordance with the terms hereof; and

WHEREAS, pursuant to Section 9(a) of the Agreement such an amendment must be set forth in writing executed by the Company and the Required Holders (such Required Holders being BRS Fund II, ING Furman Selz, ING Baring Global and ING Baring U.S.).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto hereby agree as follows:

1.                                       Joinder.  The undersigned agree that, as of the date first written above, each of BRS LLC and Jefferies LLC (i) shall join in and become a party to the Agreement and (ii) shall be bound as an “Investor” thereunder.

2.                                       Amendment.  The Agreement is hereby amended as follows:

2.1.                              Each reference in the Agreement to “BRS” shall be deemed to refer to BRS and BRS LLC.

2.2.                              Each reference in the Agreement to “Jefferies Funds” shall be deemed to refer to ING Barings U.S., ING Furman Selz, ING Barings Global and Jefferies LLC.

3.                                       Full Force and Effect.  Except as otherwise provided in this Amendment No. 1, the terms and conditions of the Agreement shall remain in full force and effect.

4.                                       Binding Effect; Benefits.  This Amendment No. 1 shall be binding upon and inure to the benefit of the parties to this Amendment No. 1 and their respective successors and assigns.

5.                                       Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

6.                                       Counterparts.  This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Required Holders have executed this Amendment No. 1 the day and year first above written.

TSG HOLDINGS CORP.

By:	/s/ John A. Saxton
Name:		John A. Saxton
Title:		President and Chief Executive Officer

BRUCKMANN, ROSSER, SHERRILL & CO. II, L.P.

By:	BRSE L.L.C., its general partner

By:	/s/ Thomas J. Baldwin
	Name:	Thomas J. Baldwin
	Title:	Representative

THE SHERIDAN GROUP HOLDINGS (BRS), LLC

By:	/s/ Thomas J. Baldwin
	Name:	Thomas J. Baldwin
	Title:	Representative

ING FURMAN SELZ INVESTORS III L.P.

By:	ING FURMAN SELZ INVESTMENTS III LLC, its General Partner

By:	/s/ James Luikart
	Name:	James Luikart
	Title:	Representative

ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD.

By:	ING FURMAN SELZ INVESTMENTS III LLC, its Fund Manager

By:	/s/ James Luikart
	Name:	James Luikart
	Title:	Representative

ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC

By:	ING FURMAN SELZ INVESTMENTS III LLC, its Managing Member

By:	/s/ James Luikart
	Name:	James Luikart
	Title:	Representative

THE SHERIDAN GROUP HOLDINGS (JEFFERIES), LLC

By:	/s/ James Luikart
	Name:	James Luikart
	Title:	Representative